FORM 8-K/A

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2003

Riverview Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Washington State or other jurisdiction of incorporation	0-22957 Commission File Number	91-1838969 (I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington (Address of principal executive offices)	98660 (Zip Code)

Registrant's telephone number (including area code) (360) 693-6650

Not Applicable
(Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

        (b)     On October 6, 2003, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that on October 2, 2003, the Registrant's Audit Committee (1) terminated the engagement of Deloitte & Touche LLP, Portland, Oregon, as the Registrant's certifying accountants and (2) voted to engage McGladrey & Pullen, LLP, Tacoma, Washington, as the Registrant's certifying accountants. The engagement was subject to the completion by McGladrey & Pullen, LLP of its due diligence procedures on the Registrant, which were completed as of October 15, 2003.

        The Registrant has not consulted with McGladrey & Pullen, LLP during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or regarding the reportable condition set forth in Regulation S-K Items 304(a)(2)(i) and (ii).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                RIVERVIEW BANCORP, INC.

Date: November 7, 2003                           By: /s/ Ronald Wysaske
                                                                      Ronald Wysaske
                                                                      Chief Financial Officer

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